As filed with the Securities and Exchange Commission on July 10, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           JAKARTA GROWTH FUND, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or
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

                            JAKARTA GROWTH FUND, INC.
                                180 Maiden Lane
                         New York, New York 10038-4936

                                   ----------
                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                                 August 15, 2000
                                   ----------

TO THE SHAREHOLDERS OF
JAKARTA GROWTH FUND, INC.:

      Notice is hereby given that the 2000 Annual Meeting of Shareholders (the "Meeting") of Jakarta Growth Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, New York, New York, on Tuesday, August 15, 2000, at 10:30 A.M. for the following purposes:

      (1) To elect six Directors to serve for the ensuing year;

      (2) To consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending March 31, 2001;

      (3) To consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.;

      (4) To consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.;

      (5) To consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement between Nomura Asset Management Co., Ltd. and Nomura Asset Management Singapore Limited; and

      (6) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on June 30, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after July 24, 2000, at the offices of the Fund, 180 Maiden Lane, New York, New York.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                        By Order of the Board of Directors


                                        JOHN J. BORETTI
                                        Secretary

New York, New York
Dated: July 10, 2000

                      [This Page intentionally left blank]

                                 PROXY STATEMENT

                            JAKARTA GROWTH FUND, INC.
                                180 Maiden Lane
                         New York, New York 10038-4936

                                   ----------
                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                                 August 15, 2000
                                   ----------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Jakarta Growth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2000 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, New York, New York, on Tuesday, August 15, 2000, at 10:30 A.M. The approximate mailing date of this Proxy Statement is July 11, 2000.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors, (b) FOR the ratification of the selection of independent accountants, (c) FOR approval of a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), (d) FOR approval of a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM")and (e) FOR approval of a new Investment Sub-Advisory Agreement between NAMand Nomura Asset Management Singapore Limited. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on June 30, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of June 30, 2000, the Fund had outstanding 5,017,564 shares of Common Stock, par value $0.10 per share.

      The Board of Directors of the Fund knows of no business other than that mentioned in Proposals 1, 2, 3, 4 and 5 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      At the Meeting six Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below unless otherwise indicated.

      In the event that any of these nominees are unable to serve, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. It is currently expected that any substitute nominee for Director who is not an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940) also will be a non-interested person.

      Certain information concerning the nominees is set forth as follows:

                                                                                                    Shares of
                                                                                                  Common Stock
                                                                                                   of the Fund
                                           Principal Occupations                                  Beneficially
      Name and Address                    During Past Five Years                       Director     Owned at
       of Nominee                       and Public Directorships(1)              Age     Since    June 30, 2000
       ----------                       ---------------------------              ---     -----    -------------
William G. Barker, Jr.(2) ......  Director of What's For Free Technologies,      67      1993           -0-
111 Parsonage Road                   Inc. since 2000 and Consultant to the
Greenwich, Connecticut 06830         television industry since 1991.

George H. Chittenden(2) ........  Director of Bank Audi (USA).                   83      1990          750
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443

Nobuo Katayama(3) ..............  President of the Fund since 1999; President    53      1999           -0-
180 Maiden Lane                      and Director of NAM-U.S.A. since
New York, New York 10038             1999; Marketing Officer of NAM
                                     from 1997 to 1999; Director and Chief
                                     Portfolio Manager of NAM from 1993
                                     to 1997.

Chor Weng Tan(2) ...............  Managing  Director for Education, The          64      1990        2,000
3 Park Avenue                        American Society of Mechanical
New York, New York 10016             Engineering since 1991; Director of
                                     Tround International, Inc. from 1984
                                     to 1997.

Arthur R. Taylor(2) ............  President of Muhlenberg College since 1992;    65      1990           -0-
2400 Chew Street                     Dean of the Faculty of Business of
Allentown, Pennsylvania 18104        Fordham University from 1985 to 1992;
                                     Chairman of Arthur R. Taylor & Co.
                                     (Investment firm); and Director of
                                     Louisiana Land & Exploration Company and
                                     Pitney Bowes, Inc from 1982 to 1997.

                                                                                                   Shares of
                                                                                                 Common Stock
                                                                                                  of the Fund
                                          Principal Occupations                                  Beneficially
    Name and Address                      During Past Five Years                       Director    Owned at
       of Nominee                       and Public Directorships(1)              Age     Since   June 30, 2000
       ----------                       ---------------------------              ---     -----   -------------
John F. Wallace(3) .............  Vice President of the Fund from 1997 to        71      1990          --
17 Rhoda Street                      2000 and Secretary and Treasurer of the
West Hempstead, New York 11552       Fund from 1993 to 1997; Senior Vice
                                     President of  NAM-U.S.A. from 1981 to
                                     2000, Secretary  from 1976 to 2000,
                                     Treasurer from 1984 to 2000 and Director
                                     from 1986 to 2000.

----------
(1) Each of the nominees is also a director of Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc., investment companies for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.
(2)   Member of Audit Committee and Nominating Committee of the Board of
      Directors.
(3) "Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's accounting and financial reporting policies, its internal controls and the preparation of its financial statements and also to act as a liasion between the Fund and its independent public accountants. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

      During the fiscal year ended March 31, 2000, the Board of Directors held five meetings, and the Audit Committee held two meetings and the Nominating Committee held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

      Interested Persons. The Fund considers two nominees, Messrs. Katayama and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act. Mr. Katayama is President of the Fund and the President and a director of NAM-U.S.A. Mr. Wallace is a former Vice President of the Fund and a former Senior Vice President, Secretary, Treasurer and director of NAM-U.S.A.

      Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $33,283 for the fiscal year ended March 31, 2000. The Fund has paid affiliated Directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $273 for the fiscal year ended March 31, 2000.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all investment companies managed by NAM-U.S.A. or advised by NAM:

                                        Aggregate             Pension or Retirement       Total Compensation from
                                      Compensation         Benefit Accrued as Part of      Fund Complex Paid to
                                      from Fund For           Fund Expenses for its        Directors During the
                                  its Fiscal Year Ended         Fiscal Year Ended           Calendar Year Ended
       Name of Director              March 31, 2000              March 31, 2000             December 31, 1999*
       ----------------              --------------              --------------             ------------------
William G. Barker ..............          $7,500                      None                        $32,500
George H. Chittenden ...........          $7,000                      None                        $32,500
Nobuo Katayama .................              --                      None                             --
Chor Weng Tan ..................          $7,000                      None                        $30,500
Arthur R. Taylor ...............          $7,500                      None                        $32,500
John F. Wallace ................              --                      None                             --

----------
* In addition to the Fund, the "Fund Complex" includes Japan OTC Equity Fund, Inc., Korea Equity Fund Inc. and Nomura Pacific Basin Fund, Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 1999.

      Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                                                    Shares of
                                                                                                                  Common Stock
                                                                                                                   of the Fund
                                                                                                                  Beneficially
                                                                                                        Officer     Owned at
Name and Principal Occupation During Past Five Years                                Office      Age      Since    June 30, 2000
----------------------------------------------------                                ------      ---      -----    -------------
Nobuo Katayama ...............................................................     President    53       1999            -0-
   President and Director of NAM-U.S.A. since 1999, Marketing Officer of NAM from 1997 to 1999, Director and Chief Portfolio Manager of NAM from 1993 to 1997.

Keisuke Haruguchi ............................................................  Vice President  49       1999            -0-
   Senior Vice  President  and  Director  of  NAM-U.S.A.  since 1999,  Senior
      Manager  of NAM from 1997 to 1998;  Manager  of The  Nomura  Securities
      Co., Ltd. from 1994 to 1996.

David G. Stoeffel ............................................................  Vice President  41       1999            -0-
   Senior Vice  President of  NAM-U.S.A.  since 1999,  and Vice  President of
      NAM-U.S.A.  since 1998;  Eastern Division Manager of Brinson Funds from
      1997  to  1998;   Northeast  Region  Funds  Coordinator  of  Prudential
      Investments from 1994 to 1997.

John J. Boretti ..............................................................  Secretary and   48       1997            -0-
   Senior Vice President of NAM-U.S.A.  since 1996 and Compliance  Officer of   Treasurer
      NAM-U.S.A.  since 1997; Vice President and Chief  Financial  Officer of
      Kidder  Peabody  Asset  Management,  Inc.  and Kidder,  Peabody  Mutual
      Funds and Vice  President  of Kidder,  Peabody & Co. Inc.  from 1993 to
      1995.

      Stock Ownership. At June 30, 2000, the Directors and officers of the Fund as a group (9 persons) owned an aggregate of 2,750 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. The officers of the Fund together own less than 1% of the shares of The Nomura Securities Co., Ltd. ("Nomura"), an affiliate of both NAM-U.S.A. and NAM.

                PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of PricewaterhouseCoopers LLP ("PWC"), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending March 31, 2001. PWC has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

      PWC also acts as independent accountants for Nomura and certain of its affiliated entities, including NAM-U.S.A., and for three other investment companies for which NAM-U.S.A. acts as manager. The Board of Directors of the Fund considered the fact that PWC has been retained as the independent accountants for these other entities in its evaluation of the ability of PWC to also function in that capacity for the Fund.

      A representative of PWC is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.

         PROPOSAL 3. APPROVAL OR DISAPPROVAL OF THE MANAGEMENT AGREEMENT

      NAM-U.S.A. has served as the management company for the Fund since the Fund commenced operations in 1990. NAM-U.S.A. provides management and administrative services, including administering shareholder accounts and handling shareholder relations, to the Fund. NAM-U.S.A. is an affiliate of both Nomura and NAM.

      Following changes in Japanese regulations, Nomura has announced that it intends to reorganize into a holding company. As part of the process toward the holding company concept, Nomura has increased its share ownership in NAM from 4.99% to to a majority shareholder positioning with an ultimate goal of acquiring 100% of NAM. At May 31, 2000, Nomura had acquired 74.5% of the outstanding voting shares of NAMand NAM-U.S.A. had become a wholly owned subsidiary of NAM.

      NAM-U.S.A. has advised the Board of Directors that the changes in the ownership structure of NAM-U.S.A. and NAM have not affected the day-to-day operations or portfolio management. However, these changes may have constituted an "assignment" of the relevant contracts under the Investment Company Act, which may have resulted in a termination of the Fund's management agreement. Accordingly, in light of the ownership changes in NAM-U.S.A. and NAM and in order to ensure the continuity of management services provided to the Fund by NAM-U.S.A., on March 24, 2000 the Board of Directors of the Fund approved, pursuant to Rule 15a-4 under the Investment Company Act, an interim Management Agreement (the "Interim Management Agreement") for up to 150 days after the termination of the former agreement while the Fund seeks shareholder approval of a new agreement. A new management agreement between the Fund and NAM-U.S.A. (the "New Management Agreement") is proposed to be approved by a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act).

      The Interim Management Agreement under which the Fund is operating is substantially identical to the agreement under which the Fund previously operated. The services provided by NAM-U.S.A. since the ownership change have been identical to the services previously provided by NAM-U.S.A. NAM-U.S.A. has advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NAM-U.S.A. As described below, the New Management Agreement does not alter the rate of management compensation presently payable by the Fund.

      In its consideration of the New Management Agreement, the Board of Directors received information relating to, among other things, alternatives to the Fund's Interim Management Agreement, the nature, quality and extent of the management and other services to be provided to the Fund by NAM-U.S.A., other comparative data with respect to the management fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The independent Directors also considered NAM-U.S.A. representations that there will be no material adverse change in the services provided to the Fund after the ownership change, the relative profitability of the Interim Management Agreement to NAM-U.S.A., and information about the services to be performed and the personnel performing such services under the New Management Agreement. The independent Directors were advised by separate counsel in connection with their review of the New Management Agreement of the Fund. After considering the factors stated above, the Board of Directors approved the New Management Agreement of the Fund.

      If approved by the Fund's shareholders at the Meeting, the New Management Agreement will remain in effect until August 1, 2002, unless terminated as described below. The former Management Agreement was last approved by the Fund's shareholders on September 24, 1997. Although the management, investment advisory and investment sub-advisory agreements consist of three separate contracts, none of the agreements will become effective unless all three are approved by shareholders.

Information Concerning NAM-U.S.A.

      NAM-U.S.A. provides global investment advisory services, primarily with respect to Japanese and other Pacific Basin securities, for U.S. institutional clients. NAM-U.S.A. acts as one of the investment advisors to five other investment companies, three of which are U.S. registered investment companies. Effective March 31, 2000, NAM-U.S.A. became a wholly owned subsidiary of NAM.

      The following table sets forth the name, title and principal occupations of the principal executive officer and each director of NAM-U.S.A. at June 30, 2000.

         Name*             Title with NAM-U.S.A.              Present Principal Occupation
         -----             ---------------------              ----------------------------
Nobuo Katayama ..........  Director and President        Director and President of NAM-U.S.A.

Marti G. Subrahmanyam ...  Director                      Professor of Finance and Economics, New York
                                                            University, Leonard N. Stern School of
                                                            Business Administration

Keisuke Haruguchi .......  Director, Senior Vice         Director, Senior Vice President and Treasurer
                             President and Treasurer        of NAM-U.S.A.

John J. Boretti .........  Senior Vice President         Senior Vice President and Compliance Officer
                             and Compliance Officer         of NAM-U.S.A.

Michael A. Morrongiello .  Senior Vice President         Senior Vice President of NAM-U.S.A.

Kenneth L. Munt .........  Senior Vice President         Senior Vice President and Secretary
                             and Secretary                  of NAM-U.S.A.

David G. Stoeffel .......  Senior Vice President         Senior Vice President of NAM-U.S.A.

----------
* The address of Messrs. Katayama, Haruguchi, Boretti, Morrongiello, Munt and Stoeffel, is 180 Maiden Lane, New York, New York 10038. The address of Mr. Subrahmanyam is the New York University, Leonard N. Stern School of Business Administration, Henry Kaufman Management Center, 44 West Fourth Street, New York, New York 10012.

Terms of the New Management Agreement

      A copy of the form of the New Management Agreement is set forth as Exhibit
A. Set forth below is a summary of the terms of that Agreement. As discussed above, the New Management Agreement is substantively identical to the agreement under which the Fund currently operates. The New Management Agreement does not change the amount of management fees payable by the Fund.

      Under the New Management Agreement between the Fund and NAM-U.S.A., NAM-U.S.A. agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM-U.S.A. is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. NAM-U.S.A. is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. Pursuant to such Agreement, NAM-U.S.A. is authorized to retain NAM to act as an investment advisor for the Fund.

Compensation And Expenses

      As described above, the management compensation presently payable by the Fund will remain the same under the New Management Agreement. As compensation for its services to the Fund, NAM-U.S.A. will receive a monthly fee, computed daily, at the annual rate of 1.10% of the value of the Fund's average weekly net assets. NAM-U.S.A. will pay NAM monthly fees at the annual rate of .50% of the Fund's average weekly net assets. The fee payable to NAM-U.S.A. is higher than that paid by most management investment companies, but NAM-U.S.A. believes it is comparable to fees paid by other international funds. For the services rendered during the fiscal year ended March 31, 2000, the Fund accrued, under generally accepted accounting principles, fees of $161,712 and paid NAM-U.S.A. fees of $148,358 on a cash basis. At June 1, 2000, the net assets of the Fund aggregated approximately $7.6 million. At this net asset level, the annual management fee would aggregate approximately $83,600.

      On June 30, 2000, NAM-U.S.A. voluntarily agreed to reduce the management fee to 1.0% of the Fund's average weekly net assets. This reduction will remain in effect until May 31, 2001 unless NAM-U.S.A. and the Board of Directors of the Fund mutually agree to reinstate the full management fee.

      The New Management Agreement obligates NAM-U.S.A. to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of NAM-U.S.A. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal, tax and auditing services, costs of printing proxies, listing fees, stock certificates, shareholder reports, prospectuses, charges of the custodian, sub-custodians and transfer agent, Securities and Exchange Commission (the "Commission") fees, expenses of registering the shares under Federal, state and foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily/weekly calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

      For the fiscal year ended March 31, 2000, the Fund paid brokerage commissions of $83,230. Nomura earned $0 in commission from the Fund on the execution of such portfolio security transactions.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-U.S.A. and their affiliates act as manager:

                                                                                       Approximate
                                                                                      Net Assets at
                                                                                      June 1, 2000
      Investment Company          Annual Advisory Fees                                 (Millions)
      ------------------          --------------------                                 ----------
Japan OTCEquity Fund, Inc.                                                               $200.1
Manager:                          Management Fee:
NAM-U.S.A.                        1.10% of net assets not in excess of $50 million,
                                  1.00% of net assets in excess of $50 million, but
                                  not exceeding $100 million, .90% of net assets in
                                  excess of $100 million but not exceeding $175
                                  million, and .80% of net assets in excess of $175
                                  million

Korea Equity Fund, Inc.                                                                  $ 41.8
Manager:                          Management Fee:
NAM-U.S.A.                        1.10% of net assets(1)

Nomura Pacific Basin Fund, Inc.                                                          $ 16.2
Manager:                          Management Fee:
NAM-U.S.A.                        .75% of net assets(2)

----------

(1) On June 30, 2000, NAM-U.S.A. voluntarily agreed to reduce the management fee to 1.95% of Korea Equity Fund, Inc.'s net assets. This reduction will remain in effect until May 31, 2001 unless NAM-U.S.A. and the Board of Directors of Korea Equity Fund, Inc. mutually agree to reinstate the full management fee.

(2) For the fiscal year ended March 31, 2000 NAM-U.S.A. waived its entire management fee.

      Duration and Termination. As indicated above, the New Management Agreement will remain if effect until August 1, 2002, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

              PROPOSAL 4. APPROVAL OR DISAPPROVAL OF THE INVESTMENT
                               ADVISORY AGREEMENT

      NAM, the parent company of NAM-U.S.A., has served as the investment advisor for the Fund since the Fund commenced operations in 1990. NAM is a subsidiary of Nomura, which is the largest securities company in Japan. NAMprovides economic research, securities analysis and investment recommendations to the Fund.

      As described above, following changes in Japanese regulations, Nomura announced its intention to reorganize into a holding company. As part of the process toward the holding company concept, Nomura has increased its share ownership in NAM from 4.99% to a majority shareholder positioning with the ultimate goal of acquiring 100% of NAM. At May 31, 2000, Nomura had acquired 74.5% of the outstanding voting shares of NAM.

      NAM-U.S.A. has advised the Board of Directors that the changes in the ownership structure of NAM-U.S.A. and NAM have not affected the Fund's day-to-day operations or portfolio management. However, these changes may have constituted an "assignment" of the relevant contracts under the Investment Company Act, which may have resulted in a termination of the investment advisory agreement. Accordingly, in light of the ownership changes in NAM-U.S.A. and NAM and in order to ensure the continuity of investment advisory services provided to the Fund by NAM, on March 24, 2000 the Board of Directors of the Fund approved, pursuant to Rule 15a-4 under the Investment Company Act, an interim Investment Advisory Agreement (the "Interim Investment Advisory Agreement") for up to 150 days after the termination of the former agreement while the Fund seeks shareholder approval of a new agreement. A new investment advisory agreement between NAM-U.S.A. and NAM (the "New Investment Advisory Agreement") is proposed to be approved by a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act).

      The Interim Investment Advisory Agreement under which the Fund is operating is substantially identical to the agreement under which the Fund previously operated. The services provided by NAM since the ownership change have been identical to the services previously provided by NAM. NAM-U.S.A. has further advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NAM. As described below, the New Investment Advisory Agreement does not alter the rate of investment advisory compensation presently payable by NAM-U.S.A. to NAM. The Fund does not compensate NAM for its investment advisory services.

      In its consideration of the New Investment Advisory Agreement, the Board of Directors received information relating to, among other things, alternatives to the Fund's Interim Investment Advisory Agreement, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM, other comparative data with respect to the advisory fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The independent Directors also considered NAM-U.S.A.'s and NAM's representations that there will be no material adverse change in the services provided to the Fund after the ownership change, the relative profitability of the Interim Investment Advisory Agreement to NAM, and information about the services to be performed and the personnel performing such services under the New Investment Advisory Agreement. The independent Directors were advised by separate counsel in connection with their review of the New Investment Advisory Agreement of the Fund. After considering the factors stated above, the Board of Directors approved the New Investment Advisory Agreement of the Fund.

      If approved by the Fund's shareholders at the Meeting, the New Investment Advisory Agreement will remain in effect until August 1, 2002, unless terminated as described below. The former Investment Advisory Agreement was last approved by the Fund's shareholders on September 24, 1997. Although the management, investment advisory and investment sub-advisory agreements consist of three separate contracts, none of the agreements will become effective unless all three are approved by shareholders.

Information Concerning NAM

      NAM provides investment advisory services for Japanese and international clients. In addition to the Fund, NAM acts as an investment advisor with respect to the following registered investment companies: Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc.

      The following table sets forth the name, title and principal occupation of the principal executive officers of NAM at June 30, 2000.

      Name*                            Title with NAM                 Present Principal Occupation
      -----                            --------------                 ----------------------------
Akira Kiyokawa .................  President and CEO                 President and CEO of NAM

Atsushi Kinebuchi ..............  Executive Vice President          Executive Vice President of NAM

      Name*                            Title with NAM                 Present Principal Occupation
      -----                            --------------                 ----------------------------
Takanori Tanabe                   Director and Principal            Director and Principal Executive
                                      Executive Officer                 Officer of NAM

Hisaaki Hino ...................  Director and Principal            Director and Principal Executive
                                      Executive Officer                 Officer of NAM

Akio Nakaniwa ..................  Director and Senior               Director and Senior Executive
                                      Executive Officer                 Officer of NAM

Takanori Shimiziu ..............  Director and Senior               Director and Senior Executive
                                      Executive Officer                 Officer of NAM

Masato Tanaka ..................  Director and Senior               Director and Senior Executive
                                      Executive Officer                 Officer of NAM

Haruo Miyako ...................  Senior Executive Officer          Senior Executive Officer of NAM

Takahide Mizuno ................  Senior Executive Officer          Senior Executive Officer of NAM

Yukio Suzuki ...................  Senior Executive Officer          Senior Executive Officer of NAM

Yasunobu Watase ................  Senior Executive Officer          Senior Executive Officer of NAM

Shigeru Fujinuma ...............  Executive Officer                 Executive Officer of NAM

Takashi Harino .................  Executive Officer                 Executive Officer of NAM

Masami Kitaoka .................  Executive Officer                 Executive Officer of NAM

Norio Kinoshita ................  Executive Officer                 Executive Officer of NAM

Takahisa Matsuura ..............  Executive Officer                 Executive Officer of NAM

Mitsunori Minamio ..............  Executive Officer                 Executive Officer of NAM

Yuji Miyachi ...................  Executive Officer                 Executive Officer of NAM

Hirokatsu Ogawa ................  Executive Officer                 Executive Officer of NAM

Toshiki Sada ...................  Executive Officer                 Executive Officer of NAM

Hideyuki Suzuki ................  Executive Officer                 Executive Officer of NAM

Kazuhiro Yamashita .............  Executive Officer                 Executive Officer of NAM

----------
* The address of the principal executive officer and each director is 1-14, 2-chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

Terms of the New Investment Advisory Agreement

      A copy of the form of the New Investment Advisory Agreement is set forth as Exhibit B. Set forth below is a summary of the terms of that Agreement. As discussed above, the New Investment Advisory Agreement is substantively identical to the agreement under which the Fund currently operates. The New Investment Advisory Agreement does not change the amount of investment advisory fees payable by NAM-U.S.A. to NAM.

      Pursuant to the New Investment Advisory Agreement between NAM-U.S.A. and NAM, NAM agrees to furnish NAM-U.S.A. with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM will not be responsible for the actual portfolio decisions of the Fund.

Compensation and Expenses

      As described above, the investment advisory compensation presently payable by NAM-U.S.A. to NAM will remain the same under the New Investment Advisory Agreement. As compensation for its services to the Fund. NAM-U.S.A. will pay NAM monthly fees at the annual rate of .50% of the Fund's average weekly net assets. For the services rendered during the fiscal year ended March 31, 2000, NAM-U.S.A. accrued, under generally accepted accounting principles, fees of $73,505 and paid NAM fees of $67,435 on a cash basis. At June 1, 2000, the net assets of the Fund aggregated approximately $7.6 million. At this net asset level, the fee received by NAM from NAM-U.S.A. would aggregate approximately $38,000.

      The New Investment Advisory Agreement obligates NAM to provide economic research, securities analysis and investment recommendations to the Fund.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM and its affiliates act as investment advisor:

                                                                                  Approximate
                                                                                 Net Assets at
                                                                                 June 1, 2000
        Investment Company       Annual Advisory Fees                             (Millions)
        ------------------       --------------------                             ----------
Japan OTC Equity Fund, Inc.                                                         $200.1
Investment Advisor:              Investment Advisory Fee:
NAM                              .50% of net assets not in excess of
                                 $50 million, .45% of net assets in
                                 excess of $50 million but not
                                 exceeding $100 million, .40% of net
                                 assets in excess of $100 million,
                                 but not exceeding $175 million, and
                                 .35% of net assets in excess of
                                 $175 million paid by NAM-U.S.A. to
                                 NAM.

Korea Equity Fund, Inc.                                                             $ 41.8
Investment Advisor:              Investment Advisory Fee:
NAM                              .55% of net assets; paid by NAM-U.S.A. to NAM.

Nomura Pacific Basin Fund, Inc.                                                     $ 16.2
Investment Advisors:             Investment Advisory Fee:
NAM                              .26125% of net assets; paid by NAM-U.S.A.
                                 to NAM (1)
NAM-Singapore                    .0275% of net assets; paid by NAM-U.S.A.
                                 to NAM-Singapore(1)

----------
(1) For the fiscal year ended March 31, 2000, NAM and NAM-Singapore waived their entire investment advisory fee.

      Duration and Termination. As indicated above, the New Investment Advisory Agreement will remain in effect until August 1, 2002, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

              PROPOSAL 5. APPROVAL OR DISAPPROVAL OF THE INVESTMENT
                             SUB-ADVISORY AGREEMENT

      NAM-Singapore, an affiliate of NAM-U.S.A., has served as the investment sub-adviser for the Fund since November 1996. NAM-Singapore is a subsidiary of NAM. NAM-Singaporeprovides economic research, securities analysis and investment recommendations to the Fund.

      As described above, following changes in Japanese regulations, Nomura announced its intention to reorganize into a holding company. As part of the process toward the holding company concept, Nomura has increased its share ownership in NAM from 4.99% to a majority shareholder positioning with the ultimate goal of acquiring 100% of NAM. At May 31, 2000, Nomura had acquired 74.5% of the outstanding voting shares of NAM.

      NAM-U.S.A. has advised the Board of Directors that the changes in the ownership structure of NAM-U.S.A., NAM, and NAM-Singapore have not affected the Fund's day-to-day operations or portfolio management. However, these changes may have constituted an "assignment" of the relevant contracts under the Investment Company Act, which may have resulted in a termination of the investment sub-advisory agreement. Accordingly, in light of the ownership changes in NAM-U.S.A. and NAM and in order to ensure the continuity of investment sub-advisory services provided to the Fund by NAM-Singapore, on March 24, 2000 the Board of Directors of the Fund approved, pursuant to Rule 15a-4 under the Investment Company Act, an interim Investment Advisory Agreement (the "Interim Investment Sub-Advisory Agreement") for up to 150 days after the termination of the former agreement while the Fund seeks shareholder approval of a new agreement. A new investment sub-advisory agreement between NAM and NAM-Singapore (the "New Investment Sub-Advisory Agreement") is proposed to be approved by a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act).

      The Interim Investment Sub-Advisory Agreement under which the Fund is operating is substantially identical to the agreement under which the Fund previously operated. The services provided by NAM-Singapore since the ownership change have been identical to the services previously provided by NAM-Singapore. NAM-U.S.A. has further advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NAM-Singapore. As described below, the New Investment Sub-Advisory Agreement does not alter the rate of investment sub-advisory compensation presently payable by NAM to NAM-Singapore. The Fund does not compensate NAM-Singapore for its investment sub-advisory services.

      In their consideration of the New Investment Sub-Advisory Agreement, the Board of Directors received information relating to, among other things, alternatives to the Fund's Interim Investment Sub-Advisory Agreement, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM-Singapore, other comparative data with respect to the advisory fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The independent Directors also considered NAM-U.S.A.'s, NAM's and NAM-Singapore's, representations that there will be no material adverse change in the services provided to the Fund after the ownership change, the relative profitability of the Interim Investment Sub-Advisory Agreement to NAM, and information about the services to be performed and the personnel performing such services under the New Investment Sub-Advisory Agreement. The independent Directors were advised by separate counsel in connection with their review of the New Investment Sub-Advisory Agreement of the Fund. After considering the factors stated above, the Board of Directors approved the New Investment Sub-Advisory Agreement of the Fund.

      If approved by the Fund's shareholders at the Meeting, the New Investment Sub-Advisory Agreement will remain in effect until August 1, 2002, unless terminated as described below. The former Investment Sub-Advisory Agreement was last approved by the Fund's shareholders on September 24, 1997. Although the management, investment advisory and investment sub-advisory agreements consist of three separate contracts, none of the agreements will become effective unless all three are approved by shareholders.

Information Concerning NAM-Singapore

      NAM-Singapore provides investment advisory services for Japanese and international clients. In addition to the Fund, NAM-Singapore acts as an investment advisor with respect to the following registered investment companies: Nomura Pacific Basin Fund, Inc.

      The following table sets forth the name, title and principal occupation of the principal executive officers of NAM-Singapore at June 30, 2000.

       Name*           Title with NAM-Singapore      Present Principal Occupation
       -----           ------------------------      ----------------------------
Hajime Kobayashi ....  Managing Director          Managing Director of NAM-Singapore

Yoshimitsu Matsuki ..  Managing Director          Managing Director of NAM-Singapore

Hirokazu Maki .......  Director                   Director of NAM-Singapore

----------
* The address of the principal executive officer and each director is 6 Battery Road, 40-02 Singapore 049909.

Terms of the New Investment Sub-Advisory Agreement

      A copy of the form of the New Investment Sub-Advisory Agreement is set forth as Exhibit C. Set forth below is a summary of the terms of that Agreement. As discussed above, the New Investment Sub-Advisory Agreement is substantively identical to the agreement under which the Fund currently operates. The New Investment Sub-Advisory Agreement does not change the amount of investment sub-advisory fees payable by NAM to NAM-Singapore.

      Pursuant to the New Investment Sub-Advisory Agreement between NAM and NAM-Singapore, NAM-Singapore agrees to furnish NAM with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM-Singapore will not be responsible for the actual portfolio decisions of the Fund.

Compensation and Expenses

      As described above, the investment sub-advisory compensation presently payable by NAM to NAM-Singapore will remain the same under the New Investment Sub-Advisory Agreement. As compensation for its services to the Fund. NAM will pay NAM-Singapore monthly fees at the annual rate of .25% of the Fund's average weekly net assets. For the services rendered during the fiscal year ended March 31, 2000, NAM accrued, under generally accepted accounting principles, fees of $34,111 and paid NAM-Singapore fees of $33,717 on a cash basis. At June 1, 2000, the net assets of the Fund aggregated approximately $7.6 million. At this net asset level, the fee received by NAM-Singapore from NAM would aggregate approximately $19,000.

      The New Investment Sub-Advisory Agreement obligates NAM-Singapore to provide economic research, securities analysis and investment recommendations to the Fund.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-Singapore and its affiliates act as investment advisor:

                                                                                      Approximate
                                                                                     Net Assets at
                                                                                     June 1, 2000
        Investment Company       Annual Advisory Fees                                 (Millions)
        ------------------       --------------------                                 ----------
Korea Equity Fund, Inc.                                                                 $ 41.8
Investment Advisor:              Investment Advisory Fee:
NAM                              .55% of net assets; paid by NAM-U.S.A. to NAM.

Japan OTC Equity Fund, Inc.                                                             $200.1
Investment Advisor:              Investment Advisory Fee:
NAM                              .50% of net assets not in excess of $50 million,
                                 .45% of net assets in excess of $50
                                 million but not exceeding $100
                                 million, .40% of net assets in
                                 excess of $100 million, but not
                                 exceeding $175 million, and .35% of
                                 net assets in excess of $175
                                 million paid by NAM-U.S.A. to NAM.

Nomura Pacific Basin Fund, Inc.                                                         $ 16.2
Investment Advisors:             Investment Advisory Fee:
NAM                              .26125% of net assets; paid by NAM-U.S.A.
                                 to NAM (1)
NAM-Singapore                    .0275% of net assets; paid by NAM-U.S.A.
                                 to NAM-Singapore(1)

----------
(1) For the fiscal year ended March 31, 2000, NAM and NAM-Singapore waived their entire investment advisory fee.

      Duration and Termination. As indicated above, the New Investment Sub-Advisory Agreement will remain in effect until August 1, 2002, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      Allied Dunbar Assurance plc, an English corporation ("Allied Dunbar"), and Treadneedle Investment Managers Limited, an English corporation ("Treadneedle"), have reported to the Securities and Exchange Commission a 5.3% (265,800 shares) beneficial ownership of the Fund's Common Stock. Allied Dunbar, located at Allied Dunbar Centre, Swindon SN1 1EZ England, is the beneficial owner of the Fund's Common Stock through its Allied Dunbar Far East Fund, Allied Dunbar Equity Far East Fund and Allied Dunbar Pension Equity Far East Fund. Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ England, acts as investment advisor to such funds and, therefore, may be deemed to be beneficial owner of such securities.

      Sarasin Asset Management Ltd. ("SAM"), located at Sarasin House, 37-39 St. Andrew's Hill, London, England EC 4V5DD, has reported to the Securities and Exchange Commission a beneficial ownership of shares representing 9.3% of the Fund's outstanding shares. SAM's ultimate parent is Bank Sarasin & Co. located in Basel, Switzerland.

      To the knowledge of the management of the Fund, the persons listed below are the only beneficial owners of more than 5% of the Fund's outstanding shares.

                                              Shares of Common Stock of the  Percent of the Fund's
         Name of Beneficial Owner                 Fund Beneficially Owned      Common Stock Owned
         ------------------------                 -----------------------      ------------------
Sarasin Asset Management Ltd. ..............             468,354                     9.3%
Allied Dunbar Assurance plc and
  Treadneedle Investment Managers Limited ..             265,800                     5.3%

                             ADDITIONAL INFORMATION

      The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund, except to the extent such expenses are attributable to the proposed new management and investment advisory agreements in which case they will be borne by NAM-U.S.A. The Fund's cost in connection with the printing, mailing and solicitation of proxies relating to the Meeting will not exceed $18,000. Any costs relating to the above services in excess of $18,000 will be borne by NAM-U.S.A. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Corporate Investor Communications, Inc. ("CIC"), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $4,000, together with reimbursement of such firm's expenses. CIC is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker dealers, telephonic communication with shareholders and broker dealers and monitoring of voting results.

      The election of Directors (Proposal 1) requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Ratification of the selection of independent accountants (Proposal 2) requires the affirmative vote of a majority of shares present and voting on the proposal at a meeting at which a quorum is present.

      Approval of each of the Management Agreement (Proposal 3), the Investment Advisory Agreement (Proposal 4) and the Investment Sub-Advisory Agreement (Proposal 5) requires the vote of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act, is the vote (a) 67% or more of the shares of the Fund present at the meeting of its shareholders if more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares, whichever is less. If the Management, Investment Advisory and Investment Sub-Advisory Agreement agreements are not approved by shareholders at the Meeting, the Board of Directors will reconsider the Fund's management, investment advisory and investment sub-advisory agreements.

      The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients, will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. Under the rules of the Boston Stock Exchange broker-dealers may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on the election of Directors (Proposal 1), the ratification of the selection of the independent accountants (Proposal 2), and the approval of each of the Management Agreement (Proposal 3), the Investment Advisory Agreement (Proposal
4) and the Investment Sub-Advisory Agreement (Proposal 5) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors (Proposal 1), the ratification of independent accountants (Proposal
2), approval of each of the Management Agreement (Proposal 3) and Investment Advisory Agreement (Proposal 4) and the Investment Sub-Advisory Agreement (Proposal 5).

Address of Manager, Investment Advisor and Investment Sub-Advisor

      The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038-4936. The address of NAM is 1-14, 2-chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan. The address of NAM-Singapore is 6 Battery Road 40-02, Singapore 049909.

Annual Report Delivery

      The Fund sends annual, semi-annual and quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and any semi-annual and quarterly reports succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038-4936 (or call 1-800-833-0018).

Proposals of Shareholders

      Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by March 2, 2001.

                                        By Order of the Board of Directors


                                                JOHN J. BORETTI
                                                   Secretary

New York, New York
Dated: July 10, 2000

                            JAKARTA GROWTH FUND, INC.

                                 180 Maiden Lane
                          New York, New York 10038-4936

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Nobuo Katayama and John J. Boretti as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Jakarta Growth Fund, Inc. (the "Fund") held of record by the undersigned on June 30, 2000 at the Annual Meeting of the Shareholders of the Fund to be held on August 15, 2000 or any adjournment thereof.

--------------------------------------------------------------------------------
      PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

DO YOU HAVE ANY COMMENTS?

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                            JAKARTA GROWTH FUND, INC.
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the      |_|
reverse side of this card.

                                                  ------------------------------
      Please be sure to sign and date this Proxy  Date
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        Shareholder sign here                     Co-owner sign here

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                               "FOR" ALL PROPOSALS

1. Election of Directors.

                                                      For            For All
                                                      All     With-  Nominees
   William G. Barker, Jr.        Chor Weng Tan     Nominees   hold    Except
   George H. Chittenden          Arthur R. Taylor
   Nobuo Katayama                John F. Wallace      |_|      |_|      |_|

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the nominee(s)' name(s). Your shares will be voted for the remaining nominee(s).

2. Proposal to ratify the selection of                     For  Against  Abstain
   PricewaterhouseCoopers LLP as the
   independent accountants of the Fund.                    |_|    |_|      |_|

3. Proposal to approve a new Management                    For  Against  Abstain
   Agreement between the Fund and Nomura
   Asset Management U.S.A. Inc.                            |_|    |_|      |_|

4. Proposal to approve a new Investment
   Advisory Agreement between Nomura Asset                 For  Against  Abstain
   Management U.S.A. Inc. and Nomura Asset
   Management Co., Ltd.                                    |_|    |_|      |_|

5. Proposal to approve a new Investment
   Sub-Advisory Agreement between Nomura                   For  Against  Abstain
   Asset Management Co., Ltd. and Nomura
   Asset Management Singapore Limited.                     |_|    |_|      |_|

6. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

   RECORD DATE SHARES: